

Option One Mortgage Acceptance Corporation

Mortgage Pass-Through Certificates

Record Date:            04/30/1999
Distribution Date:
     05/26/1999

OPN  Series: 1999-1

Contact: Customer Service

         Norwest Bank Minnesota, N.A.

         Securities Administration Services

         7485 New Horizon Way

         Frederick, MD 21703

         Telephone: (301) 846-8130

         Fax:       (301) 846-8152



                                             Certificateholder Distribution Summary



      Certificate      Certificate
        Beginning





         Class
        Pass-Through      Certificate
       Interest
      Principal

Class
          CUSIP
   Description             Rate
          Balance
   Distribution
   Distribution

   NOTES       OPN9901NT         SEQ         10.06000%     20,000,000.00      150,900.00       45,191.76
     OT        OPN9901OT         SEQ          0.00000%              0.00            0.00            0.00
Totals                                                     20,000,000.00      150,900.00       45,191.76

                                       Certificateholder Distribution Summary (continued)


                          Current
                Ending

               Cumulative


                         Realized
           Certificate
                   Total
                 Realized

Class
                        Loss
               Balance
            Distribution
                   Losses

NOTES                          0.00          19,954,808.24               196,091.76                      0.00
OT                             0.00                   0.00                     0.00                      0.00
Totals                         0.00          19,954,808.24               196,091.76                      0.00

All distributions required by the Pooling and Servicing Agreement have been calculated by the

Certificate Administrator on behalf of the Trustee.

Edward M. Frere, Jr.
Vice President, Norwest Bank Minnesota, N.A.

                                                Principal Distribution Statement


                        Original
         Beginning
        Scheduled
     Unscheduled




                            Face
       Certificate
        Principal
       Principal

       Realized

Class
                     Amount
           Balance
     Distribution
    Distribution
     Accretion
       Loss (1)

NOTES                20,000,000.00      20,000,000.00              0.00        45,191.76           0.00            0.00
OT                            0.00               0.00              0.00             0.00           0.00            0.00
Totals               20,000,000.00      20,000,000.00              0.00        45,191.76            0.00           0.00

(1) Amount Does Not Include Excess Special Hazard, Bankruptcy, or Fraud Losses Unless Otherwise Disclosed.

    Please Refer to the Prospectus Supplement for a Full Description.


                                          Principal Distribution Statement (continued)


                                   Total
               Ending
              Ending
            Total


                               Principal
          Certificate
         Certificate
        Principal

Class
                          Reduction
              Balance
          Percentage
     Distribution

NOTES                            45,191.76         19,954,808.24           0.99774041         45,191.76
OT                                    0.00                  0.00           0.00000000              0.00
Totals                           45,191.76         19,954,808.24           0.99774041         45,191.76

                                              Principal Distribution Factors Statement


                          Original
          Beginning
         Scheduled
        Unscheduled



                              Face
        Certificate
         Principal
          Principal


Class (2)
                   Amount
            Balance
      Distribution
       Distribution
        Accretion

NOTES                  20,000,000.00       1000.00000000         0.00000000          2.25958800        0.00000000
OT                              0.00          0.00000000         0.00000000          0.00000000        0.00000000

(2)  All Classes Are Per $1,000 Denomination.




                                      Principal Distribution Factors Statement (continued)


              Total
                Ending
              Ending
             Total


                        Realized
          Principal
           Certificate
         Certificate
         Principal

Class
                   Loss (3)
          Reduction
               Balance
          Percentage
      Distribution


NOTES                   0.00000000          2.25958800            997.74041200          0.99774041         2.25958800
OT                      0.00000000          0.00000000              0.00000000          0.00000000         0.00000000

(3) Amount Does Not Include Excess Special Hazard, Bankrupcy, or Fraud Losses

    Unless Otherwise Disclosed.

    Please Refer to the Prospectus Supplement for a Full Description.




                                                 Interest Distribution Statement




         Beginning

    Payment of



                      Original
        Current
      Certificate/
            Current
        Unpaid
         Current


                          Face
    Certificate
          Notional
            Accrued
     Interest
        Interest

Class
                   Amount
           Rate
           Balance
           Interest
     Shortfall
       Shortfall

NOTES              20,000,000.00       10.06000%      20,000,000.00          150,900.00           0.00             0.00
OT                          0.00        0.00000%               0.00                0.00           0.00             0.00
Totals             20,000,000.00                                             150,900.00           0.00             0.00

                                            Interest Distribution Statement (continued)





          Remaining
            Ending


                    Non-Supported

              Total
             Unpaid
      Certificate/


                         Interest
            Realized
           Interest
          Interest
          Notional

 Class
                   Shortfall
          Losses (4)
       Distribution
          Shortfall
           Balance

 NOTES                          0.00                0.00           150,900.00                0.00      19,954,808.24
 OT                             0.00                0.00                 0.00                0.00               0.00
 Totals                         0.00                0.00           150,900.00                0.00

 (4) Amount Does Not Include Excess Special Hazard, Bankrupcy, or Fraud Losses Unless Otherwise Disclosed.

     Please Refer to the Prospectus Supplement for a Full Description.


                                            Interest Distribution Factors Statement





           Beginning

       Payment of



                        Original
        Current
        Certificate/
          Current
           Unpaid
          Current


                            Face
    Certificate
            Notional
          Accrued
        Interest
         Interest

Class (5)
                 Amount
           Rate
             Balance
         Interest
        Shortfall
        Shortfall

NOTES                20,000,000.00       10.06000%        1000.00000000        7.54500000        0.00000000        0.00000000
OT                            0.00        0.00000%           0.00000000        0.00000000        0.00000000        0.00000000

(5)  All Classes Are Per $1,000 Denomination.

                                       Interest Distribution Factors Statement (continued)





         Remaining
              Ending


                  Non-Supported

              Total
            Unpaid
        Certificate/


                       Interest
         Realized
           Interest
          Interest
            Notional

Class
                 Shortfall
       Losses (6)
       Distribution
         Shortfall
             Balance

NOTES                 0.00000000        0.00000000         7.54500000          0.00000000          997.74041200
OT                    0.00000000        0.00000000         0.00000000          0.00000000            0.00000000

(6) Amount Does Not Include Excess Special Hazard, Bankrupcy,or Fraud Losses Unless

    Otherwise Disclosed. Please Refer to the Prospectus Supplement for a Full Description.







                                                      CERTIFICATE ACCOUNT


Beginning Balance                                                                                        0.00
Deposits
    Payments of Interest and Principal                                                              45,191.76
    Liquidations, Insurance Proceeds, Reserve Funds                                                150,900.00
    Proceeds from Repurchased Loans                                                                      0.00
    Other Amounts (Servicer Advances)                                                                    0.00
    Realized Losses                                                                                      0.00
Total Deposits                                                                                     196,091.76

Withdrawals
    Reimbursement for Servicer Advances                                                                  0.00
    Payment of Service Fee                                                                               0.00
    Payment of Interest and Principal                                                              196,091.76
Total Withdrawals (Pool Distribution Amount)                                                       196,091.76

Ending Balance                                                                                           0.00


                                            PREPAYMENT/CURTAILMENT INTEREST SHORTFALL


Total Prepayment/Curtailment Interest Shortfall                                                          0.00
Servicing Fee Support                                                                                    0.00
Non-Supported Prepayment/Curtailment Interest Shortfall                                                  0.00

                                                         SERVICING FEES

Gross Servicing Fee                                                                                      0.00
Supported Prepayment/Curtailment Interest Shortfall                                                      0.00
Net Servicing Fee                                                                                        0.00

                                                         OTHER ACCOUNTS


                                               Beginning
          Current
          Current
          Ending

Account Type
                                     Balance
      Withdrawals
         Deposits
         Balance

Reserve Fund                                    900,000.00        150,900.00              0.00       749,100.00

                                                       DELINQUENCY STATUS

                                                                            Percentage Delinquent

                                                                                  Based On

                                   Current
           Unpaid



                                    Number
        Principal
                 Number
            Unpaid

                                  Of Loans
          Balance
               Of Loans
           Balance

30 Days                                  82      8,032,377.20               0.905277%      8,032,377,200
60 Days                                   4        418,772.13               0.044160%      418,772,130,0
90+ Days                                  2        359,762.78               0.022080%      359,762,780,0
Foreclosure                             104     10,630,286.25               1.148156%      10,630,286,25
REO                                       0              0.00               0.000000%          0.000000%
Totals                                  192     19,441,198.36               2.119673%      19,441,198,36

                                                       OTHER INFORMATION

Current Period Realized Loss - Includes Interest Shortfall                                           0.00
Cumulative Realized Losses - Includes Interest Shortfall                                             0.00
Principal Balance of Contaminated Properties                                                         0.00
Periodic Advance                                                                                     0.00






                              COLLATERAL STATEMENT
Collateral Description                               Fixed Mixed & ARM & Balloon

Weighted Average Gross Coupon                                         9.054000%
Weighted Average Net Coupon                                           0.000000%
Weighted Average Pass-Through Rate                                    9.054000%
Weighted Average Maturity(Stepdown Calculation )                              0
Begin Scheduled Collateral Loan Count                                         0

Number Of Loans Paid In Full                                                  0
End Scheduled Collateral Loan Count                                       9,058
Begining Scheduled Collateral Balance                             20,000,000.00
Ending Scheduled Collateral Balance                                        0.00
Ending Actual Collateral Balance at 30-Apr-1999                1,941,581,642.32
Monthly P &I Constant                                                      0.00